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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): February 2, 2007

                     Lehman ABS Corporation, on behalf of:

   CORPORATE BACKED TRUST CERTIFICATES, AT&T WIRELESS SERVICES NOTE-BACKED
                              SERIES 2002-7 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-31594                13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)
Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   Other Events and Regulation FD Disclosure.
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Attached as Exhibit 99.1 please find a press release issued on February 8, 2007.

                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 12, 2007


                                         Lehman ABS Corporation


                                         By: /s/Charles M. Weaver
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                                         Name:  Charles M. Weaver
                                         Title: Senior Vice President

                                 EXHIBIT INDEX

Exhibit Number   Description
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      99.1       Press Release dated February 8, 2007